Exhibit 99.1

JOINT FILING AGREEMENT
PURSUANT TO RULE 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

INSIGHT HOLDINGS GROUP, LLC By: _____/s/John Weinstein_______________ Name: John Weinstein Title: Attorney-in-Fact	Date: _______08/14/2026 ____
INSIGHT VENTURE ASSOCIATES X, LTD. By: _____/s/John Weinstein_______________ Name: John Weinstein Title: Authorized Officer	Date: _______08/14/2026 ____
INSIGHT VENTURE ASSOCIATES X, L.P. By: Insight Venture Associates X, Ltd., its general partner By: _____/s/John Weinstein_______________ Name: John Weinstein Title: Authorized Officer	Date: _______08/14/2026 ____

INSIGHT VENTURE PARTNERS X, L.P.
By:
Insight Venture Associates X, L.P., its general partner
By:
Insight Venture Associates X, Ltd., its general partner
By:
_____/s/John Weinstein_______________
Name:
John Weinstein
Title:
Authorized Officer
Date: _______08/14/2026 ____
INSIGHT VENTURE PARTNERS (CAYMAN) X, L.P.
By:
Insight Venture Associates X, L.P., its general partner
By:
Insight Venture Associates X, Ltd., its general partner
By:
_____/s/John Weinstein_______________
Name:
John Weinstein
Title:
Authorized Officer
Date: _______08/14/2026 ____

INSIGHT VENTURE PARTNERS (DELAWARE) X, L.P.
By:
Insight Venture Associates X, L.P., its general partner
By:
Insight Venture Associates X, Ltd., its general partner
By:
_____/s/John Weinstein_______________
Name:
John Weinstein
Title:
Authorized Officer
Date: _______08/14/2026 ____
INSIGHT VENTURE PARTNERS X (CO-INVESTORS), L.P.
By:
Insight Venture Associates X, L.P., its general partner
By:
Insight Venture Associates X, Ltd., its general partner
By:
_____/s/John Weinstein_______________
Name:
John Weinstein
Title:
Authorized Officer
Date: _______08/14/2026 ____